                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
            NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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NOTICE OF ANNUAL MEETINGS                                    333 West Wacker Drive
OF SHAREHOLDERS - JULY 22, 1998                              Chicago, Illinois
                                                             60606
                                                             (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

June 15, 1998

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio and Nuveen Insured New York Select Tax-Free Income Portfolio, each a Massachusetts business trust (each, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 22, 1998, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect six (6) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1999.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on June 1, 1998 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUNDS, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT

JUNE 15, 1998                                                 333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each of Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen Insured California Select Tax-Free Income Portfolio ("California Select Portfolio") and Nuveen Insured New York Select Tax-Free Income Portfolio ("New York Select Portfolio") (each, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 22, 1998 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the six nominees for trustee, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the same matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of both proposals to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of June 1, 1998, there were issued and outstanding 16,378,097 shares of Select Portfolio, 17,607,068 shares of Select Portfolio 2, 12,964,123 shares of Select Portfolio 3, 6,257,068 shares of California Select Portfolio and 3,907,068 shares of New York Select Portfolio. Those persons who were shareholders of record at the close of business on June 1, 1998 will be entitled to one vote for each share held.

This Proxy Statement is first being mailed to shareholders of the Funds on or about June 15, 1998.

1. ELECTION OF TRUSTEES OF EACH FUND

At each Fund's Annual Meeting, six (6) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

The table below shows each nominee's age, principal occupation and other business affiliations and the number of shares of the Funds which each nominee beneficially owned as of April 30, 1998. Messrs. Bacon, Kissick and Leafstrand have been trustees of the Funds since each Fund was organized in 1992. Anthony
T. Dean and Sheila W. Wellington were elected trustees in 1994, and Timothy R. Schwertfeger was elected as a trustee in 1996. The nominees for election to the Board are the same for each Fund.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF EACH FUND

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                                                                FULL SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                              APRIL 30, 1998
                                                           ---------------------
         NAME, AGE AND PRINCIPAL OCCUPATIONS OF              THE      ALL NUVEEN
            NOMINEES AS OF APRIL 30, 1998(1)               FUNDS(2)    FUNDS(3)
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James E. Bacon (67)                                           1,000        3,500
Trustee of the Funds; Business consultant; Director of
Lone Star Industries, Inc. (cement); previously, Director
and Executive Vice President of U.S. Trust Corporation
and Trustee of United States Trust Company of New York.
*Anthony T. Dean (53)                                         1,000       17,957
Chairman (since July 1996) and Trustee of the Funds
(since August 1994), formerly President of the Funds
(from August 1994 to July 1996); President (since July
1996) and Director of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and the Funds advised by
Nuveen Advisory Corp.; previously, Executive Vice
President of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; President and Director
(since January 1997) of Nuveen Asset Management, Inc.;
Chairman and Director (since September 1997) of
Rittenhouse Financial Services, Inc.
William L. Kissick (65)                                       1,800        2,386
Trustee of the Funds; Professor, School of Medicine and
the Wharton School of Management and Chairman, Leonard
Davis Institute of Health Economics, University of
Pennsylvania.
Thomas E. Leafstrand (66)                                     3,552        3,552
Trustee of the Funds; retired; previously, Vice President
in charge of Municipal Underwriting and Dealer Sales at
The Northern Trust Company.
*Timothy R. Schwertfeger (49)                                     0      191,871
President and Trustee of the Funds (since July 1996);
Chairman (since July 1996) and Director of The John
Nuveen Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp., Nuveen Institutional Advisory Corp. and
the Funds advised by Nuveen Advisory Corp.; previously,
Executive Vice President of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chairman and
Director (since January 1997) of Nuveen Asset Management,
Inc.
Sheila W. Wellington (66)                                     4,000       14,866
Trustee of the Funds; President of Catalyst (a
not-for-profit organization focusing on women's
leadership development in business and the professions).
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(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Institutional Advisory Corp.

(1) The trustees are also trustees of 4 open-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC"). In addition, A. Dean and T. Schwertfeger are both directors of 52 closed-end funds and 42 open-end funds advised by Nuveen Advisory Corp. ("NAC").

(2) No trustee nominee beneficially owned on April 30, 1998 as much as 1/10 of 1% of the outstanding shares of any Fund. The shares in this column include the following:

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                                                          SELECT        SELECT         SELECT
                                                         PORTFOLIO    PORTFOLIO 2    PORTFOLIO 3
------------------------------------------------------------------------------------------------
James E. Bacon                                                              1,000
Anthony T. Dean                                                             1,000
William L. Kissick                                             600            600            600
Thomas E. Leafstrand                                         3,150            100            302
Sheila W. Wellington                                         1,000          1,000          2,000
------------------------------------------------------------------------------------------------

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in the Funds, the other Funds advised by NIAC and the funds advised by NAC (excluding the NAC money market funds).

No trustee nominee beneficially owned any shares of California Select Portfolio or shares of New York Select Portfolio. The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Sheila W. Wellington, who holds her shares jointly with her spouse.

COMPENSATION

The trustees affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Institutional Advisory Corp. ("NIAC") serve without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC receive a $20,000 annual retainer for serving as a trustee of all funds managed by NIAC and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held for each Fund, a $500 fee per day plus expenses for attendance in person or by telephone at all meetings (other than a meeting of the executive committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, and a $100 fee per day plus expenses for attendance at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the Funds on the basis of relative net asset sizes. In light of the increased duties assigned to the trustees in connection with the addition of the equity funds managed by NIAC, Fund management anticipates that it will propose to increase the annual retainer for serving as a trustee of all of the Funds advised by NIAC at the next regular board meeting to be held in July 1998. At this time, there is no recommendation by management as to the amount of such possible increase.

The table below shows, for each trustee who is not affiliated with Nuveen or NIAC, the aggregate compensation paid by each Fund for its fiscal year ended March 31, 1998 and the total compensation that the Funds advised by NIAC accrued for each independent trustee during the calendar year 1997.

COMPENSATION TABLE

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                                                                                       TOTAL
                                                                                    COMPENSATION
                                                                                     FROM FUND
                                                                                    COMPLEX PAID
   NAME OF TRUSTEE           AGGREGATE COMPENSATION FROM EACH OF THE FUNDS         TO TRUSTEES(1)
---------------------  ----------------------------------------------------------  --------------
                                                            CALIFORNIA  NEW YORK
                        SELECT      SELECT       SELECT       SELECT     SELECT
                       PORTFOLIO  PORTFOLIO 2  PORTFOLIO 3  PORTFOLIO   PORTFOLIO
                       ----------------------------------------------------------
James E. Bacon            $4,172       $4,404       $3,195      $1,693    $1,135          $29,000
William L. Kissick         4,172        4,404        3,195       1,693     1,135           28,000
Thomas E. Leafstrand       4,466        4,715        3,416       1,801     1,201           30,600
Sheila W. Wellington       4,172        4,404        3,195       1,693     1,135           28,000
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(1) Includes compensation for service on the board of the Funds and the open-end funds advised by NIAC.

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The respective executive committees of the Funds held eleven meetings during the fiscal year ended March 31, 1998.

Each Fund's Board of Trustees has an audit committee composed of James E. Bacon, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington, trustees of the Funds who are not "interested persons." Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The respective audit committees of the Funds held two meetings during the fiscal year ended March 31, 1998.

Nomination of those trustees who are not "interested persons" of a Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested trustees. The respective nominating committees of the Funds held one meeting during the fiscal year ended March 31, 1998. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The respective Boards of Trustees of each Fund held four meetings during the fiscal year ended March 31, 1998. During the last fiscal year, each Board member attended 75% or more of each Fund's Board meetings and committee meetings (if a member thereof), except that Mr. Schwertfeger was unable to attend the meetings of the executive committee held solely to declare dividends. His attendance at all executive committee meetings was less than 75%.

Each Fund has the same executive officers. The following table sets forth information with respect to each executive officer of the Funds, other than executive officers who are trustees and included in the table on page 3. Officers of the Funds receive no compensation from the

Funds. The term of office of all officers will expire at the first meeting of the Board of Trustees of each Fund after the Annual Meeting, which Board of Trustees' meeting is presently scheduled to be held on July 22, 1998 for each Fund.

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     NAME, AGE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF APRIL 30, 1998      Positions and Offices with Funds
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Alan G. Berkshire, 37                             Vice President and Assistant
Vice President and General Counsel (since         Secretary (since May 1998)
September 1997) and Secretary (since May 1998)
of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; prior thereto,
Partner in the law firm of Kirkland & Ellis.
Lorna C. Ferguson, 52                             Vice President (since February
Vice President of John Nuveen & Co.               1998)
Incorporated and (since January 1998) Vice
President of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
Stephen D. Foy, 43                                Vice President and Controller
Vice President of John Nuveen & Co.               (since May 1998)
Incorporated and (since 1998) The John Nuveen
Company.
Larry W. Martin, 46                               Vice President (since August
Vice President, Assistant Secretary and           1994) and Assistant Secretary
Assistant General Counsel of John Nuveen & Co.    (since organization)
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company.
Stuart W. Rogers, 41                              Vice President (since October
Vice President of John Nuveen & Co.               1997)
Incorporated.
H. William Stabenow, 63                           Vice President & Treasurer
Vice President & Treasurer of The John Nuveen     (since organization)
Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
Ronald E. Toupin, Jr., 39                         Vice President (since
Vice President of Nuveen Institutional            organization)
Advisory Corp.
William S. Swanson, 32                            Vice President (since May 1998)
Vice President of John Nuveen & Co.
Incorporated (since October 1997); prior
thereto, Assistant Vice President (from
September 1996 to October 1997); formerly,
Associate of John Nuveen & Co. Incorporated;
Chartered Financial Analyst.
Gifford R. Zimmerman, 41                          Vice President (since August
Vice President, Assistant Secretary and           1994) and Secretary (since May
Associate General Counsel of John Nuveen & Co.    1998)
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since
May 1994).
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On April 30, 1998, trustees and executive officers of the Funds as a group beneficially owned 4,750 shares of Select Portfolio, 3,700 shares of Select Portfolio 2 and 2,902 shares of Select Portfolio 3 (in each case, less than 1/10 of 1%) and did not beneficially own any shares of California Select Portfolio or shares of New York Select Portfolio.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, all of the Funds believe that during the fiscal year ending March 31, 1998, all Section 16(a) filing requirements applicable to the Funds' officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with. There are no shareholders who own ten percent or more of the outstanding shares of any of the Funds.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Trustees who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending March 31, 1999. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as auditors and independent accountants. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENTS

NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, also located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter in the initial public offerings of shares of Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Select Portfolio and New York Select Portfolio in 1992.
 7

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1999, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 15, 1999.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds, pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of any Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Institutional Advisory Corp., or by dealers and their representatives. The Funds have engaged D. F. King to assist in the solicitation of proxies at a total estimated cost of $10,000, plus reasonable expenses.

ANNUAL REPORT DELIVERY

Annual reports were sent following the Funds' fiscal year to shareholders then of record. Each of the Funds will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at any Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                          NXP798

                        SHARES OF BENEFICIAL INTEREST
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 22, 1998


At the upcoming Annual Meeting, shareholders will be asked to elect a slate of Trustees and ratify the selection of independent auditors for the Fund referenced on the Proxy Ballot below. Please refer to the accompanying Proxy Statement and cast your vote on the Proxy Ballot.


Whether or not you plan to join us at the Annual Meeting, please sign, date and vote the Proxy Ballot and return it to our proxy tabulator in the enclosed postage-paid envelope. Please specify your choices by marking the appropriate boxes on the Proxy Ballot. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations.



                NOTE:  YOUR PROXY IS NOT VALID UNLESS
                IT IS SIGNED. Please sign exactly as your name(s) appears on the Proxy Ballot. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


BALLOT PROPOSALS:
1. ELECTION OF TRUSTEES:
   NOMINEES: James E. Bacon, Anthony T. Dean, William L. Kissick, Thomas E. Leafstrand, Timothy R. Schwertfeger, Sheila W. Wellington.
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.
3. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Annual Meeting.



     PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY.


NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO                                                               PROXY BALLOT
                                                                                     FOR               WITHHOLD
                                                                                ALL NOMINEES         AUTHORITY TO
1. Election of Trustees (See Nominees above.)                                    (EXCEPT AS          VOTE FOR ALL
   INSTRUCTIONS: To withhold authority to vote for one or more nominees,      INDICATED AT LEFT)       NOMINEES
   write the nominee's name(s) on the line below.                                  [ ]                   [ ]

------------------------------------------------------------------------           FOR                AGAINST           ABSTAIN

2. Ratification of Ernst & Young LLP.                                              [ ]                   [ ]              [ ]



                                                                              3. In their discretion, the Proxies are authorized to
                                                                              vote on such other business as may come before
                                                                              the Meeting.

                                                                              Date:               1998
                                                                                   --------------
                                                                             ------------------------------------------------------


                                                                             ------------------------------------------------------
                                                                             Signature(s)                                    ETFLCS


     PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY.


PROXY                                                                      PROXY

                        SHARES OF BENEFICIAL INTEREST
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 22, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on July 22, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.



        PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE.